Exhibit 10.13

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

高管聘用协议
Executive Employment Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
法定代表人：戴燕动
Legal representative: Yandong Dai
地址：葫芦岛市龙港区北港工业园区泰山街88号
Address: Taishan Street No.88, Beigang Industrial Estate, Longgang District, Huludao
乙方：姚文奇
Party B: Wenqi Yao
身份证号码：211103197906172324
ID Number: 211103197906172324
甲方因工作需要，依据《公司法》、《劳动法》并参照《劳动合同法》的有关规定，聘用乙方为本公司高级管理人员，甲方已向乙方如实介绍了公司的组成情况，乙方在签订协议前已对此做了充分了解，并向甲方提交了无其他劳动关系证明。甲乙双方本着自愿、平等、诚信的原则，经协商一致，签订本协议，以便共同遵守。
Subject to the Company Act, Labor Act and reference to the related regulations of Labor Contract Law, based on the operational need, Party A employs Party B as the company’s higher management. Party A has faithfully introduced the composition of the company to Party B, Party B has get a strong understand before he signs on the agreement, and has provide the certification which may prove that he has no other labor relation. In line with the principle of voluntariness, equality and integrity, through negotiations, both parties have reached this agreement.
一、	协议期限

I. Duration
协议期限为 三 年：
The duration of the agreement is three years:
自2010年7月1日起至2013年6月30日止。试用期一个月。
From July 1, 2010 to June 30, 2013. One month of probation period.
二、	职务

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

II. Position
甲方聘用乙方担任财务总监职务，但在任职期间，甲方有权根据工作需要和乙方的实际工作能力作相应调整。
Party A employs Party B to be the CFO, during the term of office, Party A is entitled to do some corresponding adjustments, according to operational need and the practical work ability of Party B.
三、	工作时间

III. Production time
乙方为甲方聘用的高级管理人员，工作时间按公司相关规定和岗位具体要求执行。
Party B works as the higher manager for Party A, the production time is on the basis of the company’s rules and some specific requirements of his position.
四、	工作报酬

IV. Compensation
（一）	乙方月薪为4000元。
(A)The monthly salary of Party B is RMB 4,000 yuan.
（二）业绩奖及激励奖
(B)bonus on performance and incentives
甲方在年度审计结束后根据盈利和乙方业绩状况，甲方可采取不同形式奖励乙方。
After the annual audit, and based on the performance of Party B, Party A may reward Party B in various forms.
五、	福利待遇

V. Benefits
乙方在任职期间享受与其他员工同等的福利待遇，因工作需要而发生的差旅费、交通费、通讯费、招待费等按甲方管理规定处理。
During the term of office, Party B shall enjoy the same benefits as other employees, the travel expanse, car fare, telecommunication expanse and entertainment expanse, which arise from the operational need, shall be disposed according to Party A’s administrative regulations.
六、	劳动纪律

VI. Labor Discipline
乙方与其他员工一样严格遵守甲方劳动纪律，执行甲方各项规章制度，完成甲方交办的各项任务。
Party B should follow close to line of Party A’s labor discipline as other employee dose, execute all of the rules and regulations of Party A, and complete all of the tasks assigned by Party A.

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003
七、	甲方的权利义务

VII. Rights and Obligations of Party A
（一）	甲方的权利
(A) Rights of Party A
1、在公司内部有调整乙方工作的权利。
1. Adjust Party B's operation within the company.
2、在试用期间，乙方无法完成甲方交办的事项，明显不能胜任高级管理人员的职务，有解除协议的权利。
2. During the probationary period, Party A owns the rights to terminate the agreement, if Party B cannot accomplish the work assigned by Party A, and isn’t qualified to be the higher manager.
3、乙方在任职期间，违反公司章程及管理规定给甲方造成一定损失的有解除协议的权利。
3. During the term of office, Party A owns the rights to terminate the agreement, if Party B violates the company’s rules and regulations, and causes a loss to Party A.
4、乙方在任职期间因工作失误给甲方造成经济损失或名誉损失的，有解除协议的权利。
4. Party A owns the rights to terminate the agreement, if Party B, during the term of office, causes loss on economic or reputation of Party A.
5、在任职期间，如乙方不服从甲方的工作安排，甲方有解除协议的权利。
5. During the term of office, Party A owns the rights to terminate the agreement, if Party B disobeys assignments arranged by Party A.
6、乙方在任职期间违反本协议约定，甲方有权解除协议。
6. Party A owns the rights to terminate the agreement, if Party B, during the term of office, violates this agreement.
（二）甲方的义务
(B)Obligations of Party A
1、有为乙方提供良好工作环境的义务。
1. Provides a favorable working environment for Party B.
2、有为乙方提供必要的福利待遇的义务。
2. Provides the necessary benefits for Party B.
3、有保证按时发放报酬的义务。

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

3. Guarantee to pay the compensations on time.
4、有合理安排乙方休息的义务。
4. Possibly arranges Party B’s relaxation.
八、	乙方的权利义务

VIII. Rights and Obligations of Party
（一）	乙方的权利
(A) Rights of Party B
1、有要求甲方履行协议的权利。
1. Require Party A to perform the agreement.
2、有对甲方的经营管理提出合理化建议的权利。
2. Put forward some valuable proposal for the operating management of Party A.
3、有参加工会组织的权利。
3. Take part in the trade union organization.
4、有领取约定报酬及应得奖金和各项福利待遇的权利。
4. Get the agreed remuneration, deserved bonus and all of the benefits.
（二）                  乙方的义务
(B)Obligations of Party B
1、忠实和勤勉义务
1. Faithful and diligent.
乙方必须作到恪尽职守，努力工作，遵守公司章程，忠实服务，不得作任何有损公司形象的事情，对公司尽到忠诚和勤勉义务。
Party B should fulfill his duty, hard working, abide by the articles of incorporation, faithfully provides services, and should not do anything to damage the company image, should be loyalty and diligent.
2、遵章守法义务
2. Abide bylaws and regulations
乙方在任职期间必须作到遵守国家法律，尊重社会公德，不得从事违法犯罪活动，不得利用职务便利收受贿赂。
During the term of office, Party B should abide by the national laws, respect the social morality, and should not engaged in any illegal and criminal activities, or abuse his authorities to accept any bribes.
严格禁止有下列行为：
The following actions are strictly prohibited:
（1）	挪用甲方资金包括：转借、炒股、占用、公款私存等。

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

(1) Diverts Party A’s funds, includes under-leasing, investing in stocks, occupying, depositing public funds in personal accounts, and any other similar actions.
（2）未经甲方同意以甲方名义为他人提供财产、资金或信誉担保。
(2) Provides guarantee of property, funds or credit in the name of Party A, without the approval of Party A.
（3）未经授权代表甲方对外签订协议或进行交易往来。
(3) Represents Party A to sign an agreement or do any business transactions, without the authorization.
（4）利用职务便利为亲朋好友谋利益。
(4) Abuse his authorities to seeks profit for his relatives or friends.
（5）兼任其他单位职务。
(5) Holds additional post in other entities.
（6）违反公司忠实义务的其他行为。
(6) Other actions which may violate the obligation of loyalty.
3、严格自律义务
3. Strictly self-discipline
乙方身为高级管理人员，必须时时严格要求自己，处处起到表率作用，杜绝社会不正之风的侵蚀，作到廉洁自爱、严格自律、作风正派。
As an executive, Party B should be strict with himself at all the time, play a leading role in all respects, put an end to the effect of social unhealthy tendency, achieve the goal of honest and self-respect, strictly self-discipline and being upright in daily behaviour.
4、工作义务
4. Obligations of work
乙方受聘后必须全身心的投入到自己的本职工作中去，利用自己的专长最大限度的创造价值，为甲方的发展作出贡献。
Party B should devote himself into his job, create the maximum values through his speciality, and contribute to the development of Party A.
九、	经济责任

IX. Economic Responsibility
1、甲方无故（非乙方原因）解除乙方协议，甲方要以国家规定的双倍标准赔偿乙方。
1. Party A should compensate for Party B in double of the national regulated standard, if Party A terminate the agreement without any reason ( or reasons not related to Party B).

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003
2、甲方解除乙方协议赔偿标准执行国家规定。
2. The measure of indemnity should perform the national regulation, if Party A terminate the agreement with Party B.
3、乙方因不完成工作任务、无故旷工、不遵守工作制度或其他原因而给公司造成重大经济损失的，甲方有追索乙方赔偿的权利。
3. Party A owns the rights to demand compensate from Party B, if Party B brings any significant economic loss for the company, due to Party B doesn’t accomplish his work task, absenteeism, violate the working system, or any other reasons.
4、乙方泄露公司机密，给公司造成损失的，赔偿额度为一般机密10－20万元，设计技术、操作技术，按该项技术标的额赔偿。
4. Party B causes a loss to the company due to his reveal of the company’s confidentiality, the amount of indemnity is 100 to 200 thousand for general confidentiality, and for design technique or operational technique, it should based on the amount of the technique.
5、因受公司培训，培养等措施而掌握公司设计技术或其他技术的，在离开公司三年内不得从事所学专业技术和操作技术，否则按泄露公司机密追索赔偿。
5. The design technique or any other technique get from the corporate training or other measures, within 3 years he left the company, Party B should not engaged in the professional technique and operational technique that he has learned in the company, otherwise, he shall be demanded for compensation as revealing the company’s confidentiality.
十、	保密责任

X. Confidentiality
乙方必须保证永远不对外泄露甲方的商业秘密和知识产权相关的事项，包括：设计、程序、图纸、配方、工艺、制作方法、管理诀窍、资源储备、产销技巧、信息等。如果违反此规定乙方应向甲方支付5－10万元的违约金，如果因此而给甲方造成经济损失的，甲方除有权要求乙方赔偿，情节严重将追究乙方刑事责任。乙方在任职期间，未经甲方同意不得将自己掌管的技术资料、技术信息和其他技术传授给其他公司，否则，按泄密行为进行处罚。
Party B should guarantee that he will never reveal the trade secret and matters related to intellectual property of Party A, includes design, procedure, graph paper, formula, handicraft, construction, managing skills, resource reservation, production marketing skills, and information. Party B should pay Party A 50 to 100 thousand yuan as penal sum, if he violate this regulation, and besides of economic compensation, Party A shall investigate the criminal responsibility of Party B, if Party B brings any economic loss to Party A and the case is serious. During the term of office, Party B should not pass the technique materials, information, and other skills, which are controlled by him, to other corporations, without Party A’s approval, otherwise, he shall be punished as betraying confidential matters.

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003
十一、	竞业限制

XI. Competition Restriction
乙方在解除协议后一年内，未经甲方同意，不得到与甲方经营同类产品、业务的有竞争关系的其他用人单位工作，或自己开业生产或经营与甲方有竞争关系的同类产品业务。如违反此规定乙方应支付甲方该项技术标的额的违约金，甲方已将该期间的竞业限制经济补偿金计算在乙方工资中，乙方亦认可。因此，甲方不另外支付乙方竞业限制经济补偿金。
Within one year after the termination of the agreement, without the approval by Party A, Party B should not work for other entities which engage in products and business similar to Party A's, and have the competitive relation with Party A, or produce or engage in the operations, by himself, related to the products similar to Party A’s. Party B should pay Party A the amount of the technique as penal sum, if Party B violate this regulation. Party A has included the economic compensation of the one-year competition restriction to Party B’s salary, which has been approved by Party B. Therefore, Party A shall not pay Party B any economic compensation for competition restriction.
十二、	协议的变更

XII. Modification of the Agreement
1、双方协商一致可以变更协议条款。
1. The agreement may be modified through both parties’ consensus.
2、由于甲方发生重大的经济困难、协议无法全面履行，甲方有权变更协议条款。
2. Party A owns the rights to modified the agreement, if the significant economic difficulties happened to Party A, which caused the agreement cannot be fully performed.
3、法律规定的其他情形。
3. The other situations specified by laws.

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

十三、	协议的解除

XIII. Termination of the Agreement
1、双方协商一致可解除协议。
1. The agreement may be terminated through both parties’ consensus.
2、双方在履行协议中一方严重违反协议约定，另一方有权解除协议。
2. One party owns the rights to terminate the agreement, if the other party against the agreement seriously during the performance of the agreement.
3、乙方因身体健康原因，无法正常完成甲方工作任务，甲方有权解除协议。
3. Party A owns the rights to terminate the agreement, if Party B cannot complete his work task due to the health reasons.
4、法律规定其他可解除情形。
4. The other situations that the agreement could be terminated, which has been specified by law.
5、任何一方提出解除协议应提前30天书面通知对方。
5. If one Party put forward to terminate the agreement, they (or he) should notify the other Party 30 days in advance.
十四、	争议解决办法

XIV. Settlement of dispute
在履行协议中发生争议，应本着友好协商的方法解决，协商不成，由有管辖权的劳动仲裁机构裁决。
The dispute happened during the performance of the agreement should be settled based on friendly negotiation, or be arbitrate by the labor arbitration organization which may perform its rights of jurisdiction.
十五、	其他

XV. Others
本协议一式两份，甲、乙双方各执一份，在甲、乙双方签字或盖章后生效。
The agreement in duplicate, each party holds one, which shall become effective after the both parties have signed or sealed.

葫芦岛七彩蓝莎建筑装饰工程有限公司	协议编号：QC-GP-2010-003

甲方：葫芦岛七彩蓝莎建筑装饰           乙方：
工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC              Party B: /s/ Yao Wenqi

法定代表人或
委托代理人：
Legal representative or
Entrusted agent: /s/ Dai Yandong

签署日期：2010年7月1日
Sign Date: July 1, 2011